UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

November 17, 2005
Date of report (Date of earliest event reported)

APPLERA CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-4389	06-1534213
(State or other jurisdiction	(Commission	(IRS Employer
of Incorporation)	file number)	Identification No.)

301 Merritt 7
Norwalk, Connecticut 06851
(Address of Principal Executive Offices, Including Zip Code)

(203) 840-2000
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

(a)(1) Grants of Restricted Stock Units. At a meeting of the Management Resources Committee (the “MRC”) of the Board of Directors of Applera Corporation (the “Company”) held on November 17, 2005, the MRC approved the grant of restricted stock units (“RSUs”) relating to shares of Applera Corporation – Applied Biosystems Group Common Stock (“Applied Biosystems Stock”) to some employees of the Company and its subsidiaries pursuant to the Applera Corporation/Applied Biosystems Group Amended and Restated 1999 Stock Incentive Plan. The action of the MRC included grants of the following number of RSUs to the following executive officers of the Company:

Executive Officer	Number of RSUs

Tony L. White	88,800
Chairman, President
and Chief Executive Officer

Catherine M. Burzik	43,200
Senior Vice President and President,
Applied Biosystems Group

Ugo D. DeBlasi	12,000
Vice President and Controller

Dennis A. Gilbert	19,200
Vice President

Barbara J. Kerr	25,200
Vice President, Human Resources

Sandeep Nayyar	15,600
Assistant Controller

William B. Sawch	31,200
Senior Vice President and General Counsel

Dennis L. Winger	31,200
Senior Vice President and
Chief Financial Officer

Each RSU represents the right to receive one share of Applied Biosystems Stock at the time the RSU vests. The RSUs granted to the Company’s executive officers generally vest in four increments of up to 25% of the total amount following the end of fiscal years 2006, 2007, 2008, and 2009, based on the attainment of revenue objectives for the Applied Biosystems Group established by the MRC for each of these fiscal years. Any RSUs as to which the vesting targets have not been attained will be forfeited. RSUs that have not vested will be forfeited and revert back to the Company upon termination of employment with the Company or a subsidiary for any reason, although the MRC has the discretion to modify the vesting requirements based on individual circumstances. Prior to the vesting of the RSUs, the recipient will not be deemed to be the holder of, or have any of the rights of a holder with respect to, any shares of Applied Biosystems Stock deliverable with respect to the RSUs.

(2) Amendment to Deferred Compensation Plan. On November 17, 2005, the Board of Directors of the Company approved an amendment to the Applera Corporation Deferred Compensation Plan (Amended and Restated Effective as of January 1, 2002) (the “Plan”). The purpose of the amendment is to provide for the limited exception to the timing of deferrals under the Plan as permitted by Internal Revenue Service Notice 2005-1, Q&A-21.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APPLERA CORPORATION

By:	/s/ Dennis L. Winger
Dennis L. Winger
Senior Vice President and
Chief Financial Officer

Dated: November 23, 2005